UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2011

PRIMO WATER CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Cambridge Plaza Drive Winston-Salem, NC	27104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 336-331-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase of Culligan Bulk Water Exchange Business

On March 8, 2011, Primo Water Corporation (the “Company”) and its wholly-owned subsidiary Primo Refill Canada Corporation (“Primo Canada”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Culligan of Canada, Ltd. (the “Seller”) and Culligan International Company (“Culligan International” and together with the Seller, the “Culligan Parties”), pursuant to which Primo Canada purchased certain of the Seller’s assets related to its bulk water exchange business currently conducted in Canada (the “Culligan Bulk Water Exchange Business”). The purchase price for the Culligan Bulk Water Exchange Business was approximately U.S. $5,391,000, which consisted of a cash payment of approximately U.S. $1,575,000 and the issuance of 307,217 shares of the Company’s common stock having a value of approximately U.S. $3,816,000 (based upon a price per share equal to the average of the closing price of the Company’s common stock on The NASDAQ Global Select Market for the 20 most recent trading days prior to the closing date), and the assumption of certain specified liabilities (the “Culligan Bulk Water Transaction”). The Culligan Bulk Water Transaction is intended to be effective from an economic standpoint as of December 31, 2010 and, as a result, the cash portion of the purchase price was reduced by approximately U.S. $60,000, which the parties mutually agreed represented a reasonable approximation of the net earnings of the Culligan Bulk Water Exchange Business between January 1, 2011 and March 8, 2011. The shares of the Company’s common stock issued in the Culligan Bulk Water Transaction are subject to a lock-up agreement that restricts transfers through May 3, 2011 (subject to extension in certain circumstances). The Culligan Bulk Water Exchange Business provides refill and delivery of water in 18-liter containers to commercial retailers in Canada for resale to consumers. The Purchase Agreement contains customary representations and warranties, covenants and indemnification provisions.

As previously disclosed, on November 10, 2010, the Company acquired certain assets of Culligan Store Solutions, LLC and the Seller (the “Culligan Refill Business”) pursuant to an Asset Purchase Agreement dated June 1, 2010 (the “Asset Purchase Agreement”). The total purchase price for the Culligan Refill Business was comprised of approximately U.S. $74.3 million in cash and 2,587,500 shares of the Company’s common stock. The Culligan Refill Business provides reverse osmosis water filtration systems that generate filtered water for refill vending machines and store-use water services in the United States and Canada at approximately 4,500 retail locations. The Culligan Refill Business also sells empty reusable water bottles for use at refill vending machines.

In connection with the purchase of the Culligan Refill Business, the Company and Culligan International entered into a Registration Rights Agreement dated November 10, 2010 (the “Registration Rights Agreement”) pursuant to which the Company agreed, subject to certain exceptions, to prepare and file a registration statement to register the shares of its common stock issued to Culligan International in connection with the acquisition of the Culligan Refill Business. Such registration statement is required to be effective no later than May 10, 2011. In connection with the purchase of the Culligan Bulk Water Exchange Business, the Company and Culligan International entered into an amendment to the Registration Rights Agreement dated March 8, 2011 (the “Registration Rights Agreement Amendment”) pursuant to which the Company agreed to include the shares of common stock issued to Culligan International in connection with the purchase of the Culligan Bulk Water Exchange Business with the shares covered by the registration statement the Company has agreed to file pursuant to the Registration Rights Agreement.

The descriptions of the Purchase Agreement, the Registration Rights Agreement and the Registration Rights Agreement Amendment are not complete and are qualified in their entirety by reference to the Purchase Agreement, the Registration Rights Agreement and the Registration Rights Agreement Amendment, which are filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Agreement to Purchase Omnifrio Single-Serve Beverage Business

On March 8, 2011, the Company and its wholly-owned subsidiary Primo Products, LLC (“Primo Products”) entered into an Asset Purchase Agreement (the “Omnifrio Purchase Agreement”) with Omnifrio Beverage Company, LLC (“Omnifrio”) and the members named therein (the “Members”). The Omnifrio Purchase Agreement provides that, upon the terms and subject to the conditions therein, Primo Products will purchase certain of Omnifrio’s intellectual property and other assets (the “Omnifrio Single-Serve Beverage Business”) for a purchase price of up to U.S. $13,150,000, which consists of:

•	a cash payment at closing of U.S. $2,000,000;

•	the issuance at closing of 501,080 shares of the Company’s common stock having a value of U.S. $6,150,000 (based upon a price per share equal to the average of the closing price of the Company’s common stock on The NASDAQ Global Select Market for the 20 most recent trading days prior to the date of the Omnifrio Purchase Agreement);

•	a cash payment of U.S. $2,000,000 on the 15-month anniversary of the closing date (subject to the Company’s setoff rights in the Omnifrio Purchase Agreement);

•	up to U.S. $3,000,000 in cash milestone payments; and

•	the assumption of certain specified liabilities relating to the Omnifrio Single-Serve Beverage Business (the “Omnifrio Transaction”).

The shares of the Company’s common stock to be issued in the Omnifrio Transaction will be subject to lock-up agreements, with all of the shares subject to a lock-up through May 3, 2011 (subject to extension in certain circumstances) and 256,651 of the shares subject to a lock-up that will expire two years after the closing date. The milestone payments described above consist of (a) a cash payment of U.S. $1,000,000 if, subject to certain conditions, prior to December 8, 2011, Primo Products achieves a pilot manufacturing run of 50 single-serve beverage dispensing appliances and (b) a cash payment of U.S. $2,000,000 if, prior to December 8, 2011, Omnifrio’s proprietary appliance is certified in writing by MET Laboratories for compliance to electrical safety standards. The Omnifrio Single-Serve Beverage Business consists primarily of technology related to single-serve cold carbonated beverage appliances and consumable flavor cups, or “S-cups”, and CO2 canisters used with the appliances to make a variety of cold beverages.

The Omnifrio Purchase Agreement contains customary representations and warranties, covenants by Omnifrio regarding the operation of the Omnifrio Single-Serve Beverage Business prior to the closing of the Omnifrio Transaction, and indemnification provisions whereby each party agrees to indemnify the other for breaches of representations and warranties, covenants and other matters.

The Omnifrio Transaction is subject to certain closing conditions, including:

•	conditions relating to the accuracy of the parties’ respective representations and warranties;

•	Primo Products’ receipt of certain consents; and

•	delivery of certain ancillary agreements, including (i) a Consulting Agreement, (ii) Lock-Up Agreements, (iii) a Non-Competition Agreement, and (iv) a Registration Rights Agreement.

Either Primo Products or Omnifrio may terminate the Omnifrio Purchase Agreement if certain closing conditions have not been satisfied or waived by April 29, 2011. If certain conditions to the Company’s obligation to close are not satisfied by April 29, 2011, the Company may terminate the Omnifrio Purchase Agreement and Omnifrio would be required to pay the Company a fee of U.S. $250,000. If certain conditions to Omnifrio’s obligation to close, or if the Company fails to obtain necessary consents, Omnifrio may terminate the Omnifrio Purchase Agreement and the Company would be required to pay Omnifrio U.S. $250,000.

The description of the Omnifrio Purchase Agreement is qualified in its entirety by the contents of the Omnifrio Purchase Agreement which is filed as an exhibit to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 9, 2011, the Company issued a press release announcing preliminary financial results for the fourth quarter and year ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

Issuance of Common Stock in Connection with Acquisition of Culligan Bulk Water Exchange Business

As described in Item 1.01 above, the Company issued 307,217 shares (the “Culligan Shares”) of common stock to Culligan International on March 8, 2011 as payment of a portion of the purchase price for the Culligan Bulk Water Exchange Business. The Culligan Shares are subject to the lock-up agreement Culligan International entered into in connection with the Company’s initial public offering pursuant to which it agreed, subject to certain exceptions contained therein, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of common stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of common stock for a period continuing through May 3, 2011 (subject to extension in certain circumstances) without the prior written consent of Thomas Weisel Partners LLC (an affiliate of Stifel, Nicolaus & Company, Incorporated).

The issuance of the Culligan Shares was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Culligan International is an “accredited investor” as defined in Regulation D. In addition, the Company received customary “private placement” representations in the Purchase Agreement, including representations to the effect that the Culligan Shares were acquired for investment and not with a view to or in connection with an unlawful distribution thereof and that Culligan International received sufficient information about the Company or had access to such information in order to evaluate an investment in the Culligan Shares. No underwriters were involved in connection with the issuance of the Culligan Shares and no underwriting discounts or commissions were payable.

Proposed Issuance of Common Stock in Connection with Proposed Acquisition of Omnifrio Single-Serve Beverage Business

As described in Item 1.01 above, the Company proposes to issue 501,080 shares (the “Omnifrio Shares”) of common stock to Omnifrio at the closing of the Omnifrio Transaction as payment of a portion of the purchase price for the Omnifrio Single-Serve Beverage Business. The Omnifrio Shares will be subject to lock-up agreements pursuant to which Omnifrio will agree, subject to certain exceptions, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of common stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of common stock for a period continuing through May 3, 2011 (subject to extension in certain circumstances) without the prior written consent of Stifel, Nicolaus & Company, Incorporated. Additionally, 256,651 of the Omnifrio Shares will be subject to additional lock-up restrictions that will expire two years after the closing date.

The Company expects that the issuance of the Omnifrio Shares will be made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Omnifrio is an “accredited investor” as defined in Regulation D. In addition, the Company received customary “private placement” representations in the Omnifrio Purchase Agreement, including representations to the effect that the Omnfrio Shares are being acquired for investment and not with a view to or in connection with an unlawful distribution thereof and that Omnifrio received sufficient information about the Company or had access to such information in order to evaluate an investment in the Omnfrio Shares. No underwriters will be involved in connection with the issuance of the Omnifrio Shares and no underwriting discounts or commissions will be payable.

Item 7.01 Regulation FD Disclosure.

On March 9, 2011, the Company issued a press release announcing the various matters described in the Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1.

The Company will hold a conference call related to the information included in the press release to the financial community at 5:00 p.m. Eastern time on Wednesday, March 9, 2011. This call will be broadcast live over the Internet and will be available in the “Investor Relations” section of the Company’s website, www.primowater.com, along with accompanying slides. A replay of the conference call will be made available at the same location following the conclusion of the conference call and will be available through March 22, 2011. The accompanying slides to be discussed during the conference call are furnished as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
10.1	Asset Purchase Agreement dated March 8, 2011 by and among the Company, Primo Refill Canada Corporation, Culligan of Canada, Ltd. and Culligan International Company (filed herewith)
10.2	Registration Rights Agreement dated November 10, 2010 between the Company and Culligan International Company (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed November 16, 2010)
10.3	Registration Rights Agreement Amendment dated March 8, 2011 between the Company and Culligan International Company (filed herewith)
10.4	Asset Purchase Agreement dated March 8, 2011 by and among the Company, Omnifrio Beverage Company, LLC and the other parties thereto (filed herewith)
99.1	Press Release dated March 9, 2011 (filed herewith)
99.2	Slide presentation dated March 9, 2011 (filed herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: March 9, 2011	By: /s/ Mark Castaneda
Name: Mark Castaneda
Title: Chief Financial Officer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
March 8, 2011	001-34850

PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Asset Purchase Agreement dated March 8, 2011 by and among the Company, Primo Refill Canada Corporation, Culligan of Canada, Ltd. and Culligan International Company (filed herewith)
10.2	Registration Rights Agreement dated November 10, 2010 between the Company and Culligan International Company (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed November 16, 2010)
10.3	Registration Rights Agreement Amendment dated March 8, 2011 between the Company and Culligan International Company (filed herewith)
10.4	Asset Purchase Agreement dated March 8, 2011 by and among the Company, Omnifrio Beverage Company, LLC and the other parties thereto (filed herewith)
99.1	Press Release dated March 9, 2011 (filed herewith)
99.2	Slide presentation dated March 9, 2011 (filed herewith)